UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

ADVANCED DRAINAGE SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 658-0050

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On May 20, 2021, Advanced Drainage Systems, Inc. (the “Company”) issued a press release setting forth the Company’s unaudited results for the fourth quarter and fiscal year ended March 31, 2021. A copy of the Company’s press release with the results is being furnished as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01Regulation FD Disclosure

As previously announced, at 10:00 a.m. (Eastern time) on May 20, 2021, the Company’s President and Chief Executive Officer, Scott Barbour, and Chief Financial Officer, Scott Cottrill, will host a conference call and webcast to discuss the Company’s unaudited results for the fourth quarter and fiscal year ended March 31, 2021. A copy of the Company’s slides forming the basis of the presentation is being furnished as Exhibit 99.2 and hereby incorporated by reference.

Participants may register for this conference call by pasting the following text into their web browser: http://www.directeventreg.com/registration/event/3072617. After registering, participants will receive a confirmation through email, including dial in details and unique conference call codes for entry. Registration is open through the live call. The live webcast will also be accessible via the “Events Calendar” section of the Company’s Investor Relations website, www.investors.ads-pipe.com. An archived version of the webcast will be available for 90 days following the call.

Item 8.01Other Events

On May 20, 2021, the Company issued a press release announcing the approval by the Board of Directors (the “Board”) of the Company of the declaration of a cash dividend of $0.11 per share, payable on June 15, 2021, to stockholders of record at the close of business on June 1, 2021. The press release also announced that the Board has approved a $250 million increase in the Company’s existing stock repurchase program (the “Repurchase Program”).  With this increase, the Company is now authorized to repurchase, from time to time, as the Company deems appropriate, up to $292 million of shares of the Company’s common stock (“Common Stock”), which increased amount is inclusive of the remaining $42.1 million available for repurchase under the Repurchase Program.  Repurchases of shares of Common Stock will be made in accordance with applicable securities laws. The Repurchase Program does not obligate the Company to acquire any particular amount of Common Stock, and it may be suspended or terminated at any time at the Company’s discretion. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and hereby incorporated by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished as part of this report:

99.1	Press Release of Advance Drainage Systems, Inc., dated May 20, 2021 regarding earnings

99.2	Presentation slides, dated May 20, 2021 regarding earnings

99.3	Press Release of Advanced Drainage System, Inc., dated May 20, 2021, regarding dividend and Repurchase Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: May 20, 2021	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary

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